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THIRD AMENDMENT TO
1999 LOAN AND SECURITY AGREEMENT                       Fleet Retail Finance Inc.
                                                       ADMINISTRATIVE AGENT
                                                       AND COLLATERAL AGENT
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                                                               November 15, 2000

     THIS THIRD AMENDMENT is made in consideration of the mutual covenants contained herein and benefits to be derived herefrom to the August 30, 1999 agreement styled "1999 Loan and Security Agreement" (as amended to date, the "Loan Agreement") between

                    BankBoston  Retail  Finance Inc.  (now known as Fleet Retail
               Finance Inc.), a Delaware corporation with its principal executive offices at 40 Broad Street, Boston, Massachusetts, as Administrative Agent and as Collateral Agent for the ratable benefit of (i) a syndicate of lenders (defined therein as the "Revolving Credit Lenders") and (ii) Back Bay Capital Funding LLC (defined therein as the "Term Lender") a Delaware limited liability company,

               and

                    The Revolving Credit Lenders

               and

                    The Term Lender

               On the one hand

               and

                    J.  Baker,  Inc.,  a  Massachusetts   corporation  with  its
               principal executive offices at 555 Turnpike Street, Canton, Massachusetts 02021 as agent for the following:

                    Morse Shoe, Inc. ( a Delaware corporation with its principal executive offices at 555 Turnpike Street, Canton, Massachusetts 02021);

                    JBI, Inc. ( a Massachusetts  corporation  with its principal executive offices at 555 Turnpike Street, Canton, Massachusetts 02021);

                    JBI  Apparel,  Inc.( a  Massachusetts  corporation  with its principal executive offices at 555 Turnpike Street, Canton, Massachusetts 02021);

                    The Casual Male, Inc. (a Massachusetts  corporation with its principal executive offices at 437 Turnpike Street, Canton, Massachusetts 02021);

                    WGS Corp. ( a Massachusetts  corporation  with its principal executive offices at 555 Turnpike Street, Canton, Massachusetts 02021); and

                    TCMB&T, Inc.( a Massachusetts corporation with its principal executive offices at 437 Turnpike Street, Canton, Massachusetts 02021);

               on the other,

                                   WITNESSETH:




          1. AMENDMENT OF LOAN AGREEMENT:

         Article 1 of the Loan Agreement is amended so that the following Definition, included therein, read as follows:

         "Consolidated EBITDA": The Borrowers' Consolidated earnings before interest, taxes, depreciation, and amortization, each as determined in accordance with GAAP, provided however, the determination of Consolidated EBITDA shall exclude charges of up to $40 Million on account of discontinued operations of J. Baker's shoe division.

         Article 1 of the Loan Agreement is further amended by the addition of the following Definition in alphabetical order therein:

         "Shoe Division Sale": The sale of a substantial portion of the assets of the Shoe Division Borrowers on substantially the same terms and conditions as outlined in a certain letter, dated November 8, 2000, from the Borrowers' Representative to the Administrative Agent.

                  Section 5-24(b) of the Loan Agreement is amended to read as follows:

         The net aggregate of intercompany cash advances between the Shoe Division Borrowers, on the one hand, and the Apparel Division Borrowers on the other (determined without regard to intercompany accounts outstanding on August 1, 1999), shall not exceed the following at any one time outstanding.

               (i) Until the consummation of the Shoe Division Sale: $17.5 Million.

               (ii) Upon and  following  the  consummation  of the Shoe Division
               Sale: $1.0 Million.

         2.       CONDITIONS TO EFFECTIVENESS OF AMENDMENT:

                  The effectiveness of this Amendment is conditioned on the satisfaction of each of the following:

                  (a) The delivery to the Administrative Agent of Certificates executed respectively by the Chief Executive Officer and the Chief Financial Officer of J. Baker, Inc. stating that at the delivery of such Certificates, no Suspension Event has occurred which is then continuing and that neither the execution nor the effectiveness of this Third Amendment is prohibited by or constitutes a breach of any agreement to which the Borrowers' Representative or any Borrower is a party or by which any is bound.

                  (b) The delivery of an opinion of counsel to the Borrowers which confirms the due execution, binding effect, and enforceability of this Third Amendment and absence of conflict of this Third Amendment with any agreement to which the Borrowers' Representative or any Borrower is a party or by which any is bound (which opinion may be subject to the same qualifications as had been included in such counsel's opinion rendered in connection with the execution of the Loan Agreement).

         3.       RATIFICATION OF LOAN DOCUMENTS. NO CLAIMS AGAINST ANY LENDER:

                  (a) Except as provided herein, all terms and conditions of the Loan Agreement and of the other Loan Documents remain in full force and effect. The Borrowers' Representative and each Borrower hereby ratifies, confirms, and re-affirms all and singular the terms and conditions, including execution and delivery, of the Loan Documents.

                  (b) There is no basis nor set of facts on which any amount (or any portion thereof) owed by any Borrower under the Loan Agreement could be reduced, offset, waived, or forgiven, by rescission or otherwise; nor is there any claim, counterclaim, off set, or defense (or other right, remedy, or basis having a similar effect) available to any Borrower with regard to thereto; nor is there any basis on which the terms and conditions of any of the Liabilities could be claimed to be other than as stated on the written instruments which evidence such Liabilities. To the extent that any Borrower or any such guarantor has (or ever had) any such claims against the Agent or any Lender, each hereby affirmatively WAIVES and RELEASES the same.

         4.       MISCELLANEOUS:

               (a) Terms used in the Third Amendment which are defined in the Loan Agreement are used as so defined.

               (b) This Third Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

               (c) This Third Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

               (d) Any determination that any provision of this Third Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Third Amendment.

               (e) The Borrower shall pay on demand all reasonable costs and expenses of the Agents, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution, and delivery of this Third Amendment.

               (f) This  Third  Amendment  shall  be  construed,  governed,  and
               enforced   pursuant   to  the   laws  of  The   Commonwealth   of
               Massachusetts and shall take effect as sealed instrument.

         Except as amended hereby all terms and conditions of the Loan Agreement, as previously amended to date, shall remain in full force and effect.

                          THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT:
                          FLEET  RETAIL FINANCE INC.


                          By:               /s/ Sally A. Sheehan
                          Name:             Sally A. Sheehan
                          Title:            Director

                          THE REVOLVING CREDIT LENDERS:
                          FLEET  RETAIL FINANCE INC.

                          By:               /s/ Sally A. Sheehan
                          Name:             Sally A. Sheehan
                          Title:            Director

                          DEBIS FINANCIAL SERVICES, INC.

                          By:               /s/ James M. Vandervalk
                          Name:             James M. Vandervalk
                          Title:            President, ABL Division


                          HELLER FINANCIAL, INC.

                          By:               /s/ Richard J. Holston
                          Name:             Richard J. Holston
                          Title:            Assistant Vice President


                          ORIX BUSINESS CREDIT, INC.

                          By:               /s/ Michael J. Cox
                          Name:             Michael J. Cox
                          Title:            Senior Vice President

                          FOOTHILL CAPITAL CORPORATION

                          By:               /s/  Stacy Yucht
                          Name:             Stacy Yucht
                          Title:            Vice President

                          NATIONAL CITY COMMERCIAL FINANCE, INC.


                          By:               /s/ Gregory A. Godic
                          Name:             Gregory A. Godic
                          Title:            Senior Vice President


                          AMSOUTH BANK

                          By:               /s/ Frank D. Marsicano
                          Name:             Frank D. Marsicano
                          Title:            Attorney in Fact


                          LASALLE BUSINESS CREDIT


                          By:               /s/ Anthony Lavinid
                          Name:             Anthony Lavinid
                          Title:            Assistant Vice President

                          THE PROVIDENT BANK


                          By:               /s/ Jose V. Garde
                          Name:             Jose V. Garde
                          Title:            Vice President


                          FINOVA CAPITAL CORPORATION


                          By:               /s/ Gerard C. Wordell
                          Name:             Gerard C. Wordell
                          Title:            Authorized Signer


                          IBJ WHITEHALL BUSINESS CREDIT CORP.


                          By:               /s/ John N. Favale
                          Name:             John N. Favale
                          Title:            AVP



                          SOVEREIGN BANK

                          By:               /s/ Robert E. Cook
                          Name:             Robert E. Cook
                          Title:            Vice President

                          THE TERM LENDER:
                          BACK BAY CAPITAL LLC

                          By:               /s/ Michael L. Pizette
                          Name:             Michael L. Pizette
                          Title:            Managing Director


                          BORROWERS' REPRESENTATIVE
                          J. BAKER, INC., as Agent

                          By:               /s/ Alan I. Weinstein
                          Name:             Alan I Weinstein
                          Title:            President and CEO